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                                                                     EXHIBIT 4.1

        [SEAL]                [LOGO OF MEDIACOM]                [SEAL]

                      MEDIACOM COMMUNICATIONS CORPORATION
CLASS A                  INCORPORATED UNDER THE LAWS          SEE REVERSE FOR
COMMON STOCK              OF THE STATE OF DELAWARE          CERTAIN DEFINITIONS
                                                             CUSIP 58446K 10 5

THIS CERTIFIES THAT








is the owner of


        FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK,
                              PAR VALUE $.01 PER SHARE, OF
======================MEDIACOM COMMUNICATIONS CORPORATION=======================
(hereinafter, referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Certificate of Incorporation and By-Laws of the Corporation and any amendments thereto, to all of which the holder of this Certificate by acceptance hereof assents.
        This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:

            /s/                     [SEAL]      /s/
                SECRETARY                       CHAIRMAN and EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:
        ChaseMellon Shareholder Services, L.L.C.
                TRANSFER AGENT AND REGISTRAR,

BY
      AUTHORIZED SIGNATURE
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                      MEDIACOM COMMUNICATIONS CORPORATION

        The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT --  ________ Custodian _________
                       (Cust)             (Minor)

                      under Uniform Gifts to Minors
                      Act __________________
                               (State)

   Additional abbreviations may also be used though not in the above list.

For value received, _____________________________________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


__________________________

__________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the Class A Common Stock represented by the within Certificate, and does hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated___________________



                                ______________________________________________
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.